SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT




                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) March 30, 1999



                         BUTLER NATIONAL CORPORATION
           (Exact name of Registrant as specified in its charter)

            Delaware               0-1678              41-0834293
  (State of incorporation) (Commission File Number) (I.R.S. Employer
                                                    Identification No.)



              11920 West 161st Street, Olathe, Kansas  66062
             (Address of Principal Executive Office)(Zip Code)

     Registrant's telephone number, including area code:  (913) 780-9595

Former Name, former address and former fiscal year if changed since last report:

Item 4.  Change in Registrant's Certifying Accountant

     On March 30, 1999, Registrant agreed to engage Grant Thornton LLP ("Grant Thornton") as Registrant's independent auditors in connection with an audit of the Registrant's financial statements for the year ending April 30, 1999.

     As previously reported on Form 8-K on September 16, 1998, Registrant and Arthur Andersen LLP (Registrant's former auditors) mutually agreed to terminate their relationship in September of 1998. Grant Thornton replaces Arthur Andersen LLP as Registrant's auditors.

Item 7.  Financial Statements and Exhibits

     a.Financial Statements
            None
     b.Proforma Financial Statements
            None
     c.Exhibits
            16 Letter on Changes in Certifying Accountant - incorporated by reference to Exhibit 16 to Form 8-K filed
                 September 16, 1998.

                                  Signatures


Pursuant to the requirements of the Securities & Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Butler National Corporation
(Registrant)


March 30, 1999                       /S/Clark D. Stewart
(Date)                               Clark D. Stewart
                                     President and Chief Executive Officer


March 30, 1999                       /S/Robert E. Leisure
(Date)                               Robert E. Leisure
                                     Chief Financial Officer